UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2003

SEMCO Energy, Inc. (Exact name of registrant as specified in its chapter)

Michigan (State or other jurisdiction of incorporation)	001-15565 (Commission File Number)	38-2144267 (IRS Employer Identification No.)
28470 13 Mile Road, Ste. 300, Farmington Hills, Michigan (Address of principal executive offices)	48334 (Zip Code)

Registrant's telephone number, including area code: 248-702-6000

__________________________________________________________ (Former name or former address, if changed since last report)

Item 5.   Other Events.

On December 3, 2003, SEMCO Energy, Inc. (the "Company") issued the attached press release announcing (1) the December 2, 2003 resignation of Marcus Jackson, the Company’s Chairman, President and Chief Executive Officer, (2) that Eugene Dubay would serve as Interim President and CEO, and (3) that the Company remains committed to focusing on its core Gas Distribution Business, improving performance, and building shareholder value.

Item 7.(c)       Exhibits.

99      Press Release issued December 3, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.

Date: December 8, 2003	By:	/s/ John E. Schneider

Senior Vice President, Treasurer and C.F.O.

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EXHIBIT INDEX
Form 8-K
December 2, 2003

Filed

Exhibit No.	Description	Herewith	By Reference

99	Press Release issued December 3, 2003.	x

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